UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 8, 2016

O’REILLY AUTOMOTIVE, INC.

(Exact Name of Registrant as Specified in its Charter)

Missouri	000-21318	27-4358837
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

233 South Patterson

Springfield, Missouri 65802

(Address of principal executive offices, Zip code)

(417) 862-6708

(Registrant’s telephone number, including area code)

(Not Applicable)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                                        Entry into a Material Definitive Agreement.

On March 8, 2016 (the “Closing Date”), O’Reilly Automotive, Inc. (the “Company”) issued and sold $500 million aggregate principal amount of the Company’s 3.550% Senior Notes due 2026 (the “Notes”).

The terms of the Notes are governed by an Indenture, dated as of the Closing Date (the “Base Indenture”), as supplemented and amended by the First Supplemental Indenture, dated as of the Closing Date (the “Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), by and among the Company, the Guarantors (as defined below) and UMB Bank, N.A. (the “Trustee”).

The Notes mature on March 15, 2026 and bear interest at a rate of 3.550% per year.  Interest on the Notes is payable on March 15 and September 15 of each year, beginning on September 15, 2016.  The Notes are the Company’s general unsecured senior obligations and rank equally in right of payment with all of the Company’s other existing and future unsecured and unsubordinated indebtedness, including the Company’s credit facility and the Company’s 4.875% Senior Notes due 2021, the Company’s 4.625% Senior Notes due 2021, the Company’s 3.800% Senior Notes due 2022 and the Company’s 3.850% Senior Notes due 2023 (such series of notes, the “Existing Notes”).  The Notes are effectively subordinated to the Company’s future secured indebtedness, if any, to the extent of the value of the collateral securing such indebtedness.  The Notes are guaranteed, jointly and severally, on a senior unsecured basis by each of the Company’s subsidiaries (the “Guarantors”) that incurs or guarantees the Company’s obligations under the Company’s credit facility or certain other credit facility debt or capital markets debt of the Company or any of the Guarantors, including the Existing Notes.  As of the Closing Date, all of the Company’s subsidiaries, except for certain immaterial subsidiaries, are Guarantors of the Notes.  The Company is permitted to release guarantees of the Notes without the consent of holders of the Notes under the circumstances described in the Indenture.

Prior to December 15, 2025, the Notes are redeemable, in whole, at any time, or in part, from time to time, at the Company’s option, for cash, at a redemption price, plus accrued and unpaid interest to, but not including, the redemption date, plus a make-whole premium as set forth in the Indenture.  On or after December 15, 2025, the Notes are redeemable, in whole, at any time, or in part, from time to time, at the Company’s option, for cash, at a redemption price equal to 100% of the principal amount thereof plus accrued and unpaid interest to, but not including, the redemption date.

Upon the occurrence of a Change of Control Triggering Event (as defined in the Indenture), unless the Company has exercised its right to redeem the Notes, each holder of Notes will have the right to require the Company to repurchase all or a portion of such holder’s Notes, for cash, at a repurchase price equal to 101% of the aggregate principal amount thereof plus accrued and unpaid interest, if any, on the amount repurchased to, but not including, the date of repurchase.

The Indenture contains covenants that limit the ability of the Company and each of its subsidiaries, as applicable to, among other things:  (i) create certain liens on its assets to secure certain debt; (ii) enter into certain sale and leaseback transactions; and (iii) in the case of the Company, merge or consolidate with another company or transfer all or substantially all of the Company’s property, in each case as set forth in the Indenture.  These covenants are, however, subject to a number of important limitations and exceptions.

The Indenture also contains customary event of default provisions including, among others, the following:  (i) default in the payment of principal of or premium, if any, on any Note when due at its maturity; (ii) default for 30 days in the payment when due of interest on the Notes; (iii) failure to comply with the other covenants or agreements in the Indenture or the Notes and failure to cure or obtain a waiver of such default within 90 days following notice as described below; (iv) a default under any debt for money borrowed by the Company or any of the Guarantors that results in acceleration of the maturity of such debt, or failure to pay any such debt within any applicable grace period after final stated maturity, in an aggregate amount greater than (a) $25.0 million, at any time that any Existing Notes remain outstanding, or (b) $100.0 million at any time that no Existing Notes remain outstanding, without such debt having been discharged or acceleration having been rescinded or annulled; and (v) certain events of bankruptcy or insolvency with respect to the Company or any Significant Subsidiary (as defined in the Indenture), in each case as set forth in the Indenture.  In the case of an event of default, other than a bankruptcy default with respect to the Company or any Significant Subsidiary, the Trustee or the holders of at least 25% in aggregate principal amount of the Notes then outstanding, by written notice to the Company (and to the Trustee if the notice is given by the holders of the Notes), may declare the principal of and accrued and unpaid interest, if any, on the Notes to be immediately due and payable.  In the case of any bankruptcy-related event of default with respect to the Company or any Significant Subsidiary, the principal of and accrued and unpaid interest, if any, on the Notes shall be immediately due and payable without any act on the part of the Trustee or holders of the Notes.

The Trustee also serves as the trustee under the indenture for the Existing Notes and as a lender under the Company’s credit facility, and an affiliate of the Trustee acted as an underwriter in the offering of the Notes.

The offering of the Notes was registered under the Securities Act of 1933, as amended, pursuant to the Company’s shelf registration statement on Form S-3 which became automatically effective upon filing with Securities and Exchange Commission on February 29, 2016 (File No. 333-209788).

The above description of the Indenture and the Notes does not purport to be complete and is qualified in its entirety by reference to the Base Indenture and the Supplemental Indenture (including the Form of Note included therein), attached as Exhibits 4.1 and 4.2 and referenced as Exhibit 4.3 hereto, respectively, and incorporated herein by reference.

In addition to the specific agreements and arrangements described above, from time to time, certain of the underwriters of the Notes and/or their respective affiliates have directly and indirectly engaged, and may engage in the future, in investment and/or commercial banking transactions with the Company for which they have received, or may receive, customary compensation and expense reimbursement.

Item 9.01                                           Financial Statements and Exhibits.

(d)                                         Exhibits:

Exhibit No.	Description
4.1	Indenture, dated as of March 8, 2016, by and among the Company, the Guarantors and the Trustee
4.2	First Supplemental Indenture, dated as of March 8, 2016, by and among the Company, the Guarantors and the Trustee
4.3	Form of Note (included in Exhibit 4.2 above)
5.1	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP
5.2	Opinion of Shook, Hardy & Bacon L.L.P.
23.1	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 5.1)
23.2	Consent of Shook, Hardy & Bacon L.L.P. (included in Exhibit 5.2)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:                  March 8, 2016

O’Reilly Automotive, Inc.

By:	/s/ Thomas McFall
Thomas McFall
Executive Vice President of Finance and
Chief Financial Officer
(principal financial and accounting officer)

EXHIBIT INDEX

Exhibit No.	Description
4.1	Indenture, dated as of March 8, 2016, by and among the Company, the Guarantors and the Trustee
4.2	First Supplemental Indenture, dated as of March 8, 2016, by and among the Company, the Guarantors and the Trustee
4.3	Form of Note (included in Exhibit 4.2 above)
5.1	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP
5.2	Opinion of Shook, Hardy & Bacon L.L.P.
23.1	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 5.1)
23.2	Consent of Shook, Hardy & Bacon L.L.P. (included in Exhibit 5.2)